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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 18, 2001


                           PRICELINE.COM INCORPORATED
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             (Exact name of registrant as specified in its charter)


            Delaware                      0-25581               06-1528493
  (State or other Jurisdiction   (Commission File Number)      (IRS Employer
        of Incorporation)                                   Identification No.)


800 Connecticut Avenue, Norwalk, Connecticut                 06854
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        (Address of principal office)                      (zip code)


                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS.

CHEUNG KONG (HOLDINGS) LIMITED AND HUTCHISON WHAMPOA LIMITED WITHDRAW REQUEST FOR FILING A SHELF REGISTRATION STATEMENT

         On September 20, 2001, priceline.com Incorporated announced that Cheung Kong (Holdings) Limited and Hutchison Wbampoa Limited had withdrawn their request for filing of a shelf registration to sell shares and obtained rights to purchase up to a 37.5% stake in priceline.com. The information set forth above is qualified in its entirety by reference to the press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9. REGISTRATION FD DISCLOSURE.

3rd QUARTER RE-ESTIMATION

         On September 18, 2001, priceline.com Incorporated, a Delaware corporation, re-estimated 3rd quarter earnings in light of the September 11, 2001 terrorist attacks. The information set forth above is qualified in its entirety by reference to the press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

         EXHIBITS.

         99.1 Press Release issued by priceline.com Incorporated on September 20, 2001 relating to the withdrawal of request for a shelf registration by Cheung Kong (Holdings) Limited and Hutchison Whampoa Limited.

         99.2 Press Release issued by priceline.com Incorporated on September 18, 2001 relating to the re-estimation of 3rd quarter earnings.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PRICELINE.COM INCORPORATED


                                         By: /s/ Jeffery H. Boyd
                                             -------------------------
                                             Name:  Jeffery H. Boyd
                                             Title: President

Date: September 21, 2001

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                                  EXHIBIT INDEX


         EXHIBIT NO. DESCRIPTION

         99.1 Press Release issued by priceline.com Incorporated on September 20, 2001 relating to the withdrawal of request for a shelf registration by Cheung Kong (Holdings) Limited and Hutchison Whampoa Limited.

         99.2 Press Release issued by priceline.com Incorporated on September 18, 2001 relating to the re-estimation of 3rd quarter earnings.